UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 6, 2019 (May 3, 2019)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ROCK	NASDAQ Stock Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
and
Item 7.01 Regulation FD Disclosure
The following information is furnished pursuant to both Item 2.02 and Item 7.01:
On May 3, 2019, Gibraltar Industries, Inc. (the “Company”) issued a news release and held a conference call regarding results for the three months ended March 31, 2019. A copy of the news release (the “Release”) is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The Company references adjusted financial information in both the Release and the conference call. A reconciliation of these adjusted financial measures is contained in the Release. The information in this Form 8-K under the captions Items 2.02 and 7.01 and Item 9.01, including the Release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless the Company specifically incorporates it by reference in a document filed under the Securities Act or the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders
Gibraltar Industries, Inc. (the "Company") held its Annual Meeting of Stockholders on May 3, 2019 (the "2019 Annual Meeting") in Buffalo, New York. Stockholders representing 30,930,397 shares, or 96.14%, of the common shares outstanding as of the March 8, 2019 record date were present in person or were represented at the meeting by proxy. The items listed below were submitted to a vote of the stockholders through the solicitation of proxies. The proposals are described in the Company's Definitive Proxy Statement for the 2019 Annual Meeting filed April 2, 2019. Final voting results are shown below.
Proposal 1 - Election of Directors
In order to be elected, each nominee for election as a director requires the affirmative vote of a majority of the shares present at the 2019 Annual Meeting and entitled to vote. Eight directors were elected to hold office for a one-year term expiring in 2020. The following summarizes the votes received for each nominee for director.

Director	Votes Cast For	Votes Cast Against	Abstain	% of Votes For	Broker Non-Votes
Mark G. Barberio	29,961,501	355,831	19,666	98.76%	593,399
William T. Bosway	30,243,422	73,919	19,657	99.69%	593,399
Sharon M. Brady	29,846,354	471,131	19,513	98.38%	593,399
Frank G. Heard	29,944,597	373,003	19,398	98.71%	593,399
Craig A. Hindman	29,880,179	437,162	19,657	98.49%	593,399
Vinod M. Khilnani	29,773,095	544,247	19,656	98.14%	593,399
William P. Montague	29,572,809	744,523	19,666	97.48%	593,399
James B. Nish	30,181,005	136,337	19,656	99.49%	593,399
Proposal 2 - Advisory Vote on Executive Compensation ("Say-on-Pay")
This proposal was an advisory vote of the stockholders to approve the Company's compensation of its named executive officers (commonly referred to as the "Say-on-Pay" vote). The stockholders approved of the Company's executive officer compensation in the advisory Say-on-Pay vote. The following summarizes the voting results for the advisory "Say-on-Pay" vote:

Votes Cast For	Votes Cast Against	Abstain	% of Votes For	Broker Non-Votes
29,217,666	1,100,229	19,103	96.31%	593,399

Proposal 3 - Ratification of Selection of Independent Registered Public Accounting Firm
The selection of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the year ending December 31, 2019 was ratified, based upon the following votes:

Votes Cast For	Votes Cast Against	Abstain	% of Votes For
30,530,494	398,088	1,815	98.71%

Item 9.01    Financial Statements and Exhibits
(a)-(c)    Not Applicable
(d)    Exhibits:

Exhibit No.	Description
99.1	Earnings Release issued by Gibraltar Industries, Inc. on May 3, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date:	May 6, 2019
		By:	/s/ Jeffrey J. Watorek
Jeffrey J. Watorek
Vice President, Treasurer and Secretary